INVESTMENTS IN UNCONSOLIDATED ENTITIES	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Investments in Unconsolidated Entities

NOTE 4. INVESTMENTS IN UNCONSOLIDATED ENTITIES

We generally account for investments under the equity method when we have an ownership interest of 20 to 50 percent. In these cases, our pro rata shares of the subsidiaries' net assets are included in Other Investments and in Investment in RBS Sempra Commodities LLP on the Consolidated Balance Sheets. These investments are adjusted for our share of each investee's earnings or losses, dividends, and other comprehensive income or loss.

The carrying value of unconsolidated subsidiaries is evaluated for impairment under the GAAP provisions for equity method investments. We account for certain investments in housing partnerships made before May 19, 1995 under the cost method, whereby the costs were amortized over ten years down to the expected residual value.

We summarize our investment balances and earnings below:

EQUITY METHOD AND OTHER INVESTMENTS ON THE CONSOLIDATED BALANCE SHEETS
(Dollars in millions)
	Investment at December 31,
	2011	2010
Parent and other:
Investment in RBS Sempra Commodities LLP	$126	$787
Other equity method investments:
Sempra Mexico:
Gasoductos de Chihuahua	$302	$275
Sempra Renewables:
Auwahi Wind	11	―
Cedar Creek 2 Wind Farm	95	113
Fowler Ridge 2 Wind Farm	50	72
Flat Ridge 2 Wind Farm	146	―
Mehoopany Wind Farm	88	―
Sempra Natural Gas:
Rockies Express	800	854
Sempra South American Utilities:
Chilquinta Energía(1)	―	432
Luz del Sur(1)	―	216
Parent and other:
Housing partnerships	11	16
Total other equity method investments	1,503	1,978
Cost method investments - housing partnerships	10	12
Other(2)	32	174
Total	$1,545	$2,164
(1)	Sempra South American Utilities' interests in Chilquinta Energía and Luz del Sur are no longer recorded as equity method investments, but are consolidated effective April 6, 2011 (discussed below and in Note 3).
(2)	Other includes Sempra South American Utilities' $11 million in real estate investments at December 31, 2011; Parent and Other's $57 million investment in Chilquinta Energía bonds at December 31, 2010 (discussed in Note 5); and Sempra Natural Gas' $21 million and $117 million investment in industrial development bonds at Mississippi Hub at December 31, 2011 and 2010, respectively.

EQUITY METHOD INVESTMENTS ON THE CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in millions)
	Years ended December 31,
	2011	2010	2009
Earnings (losses) recorded before income tax:
Sempra Renewables:
Fowler Ridge 2 Wind Farm	$(4)	$1	$1
Cedar Creek 2 Wind Farm	(2)	―	―
Sempra Natural Gas:
Rockies Express	43	43	50
Elk Hills Power	―	(13)	(3)
Parent and other:
RBS Sempra Commodities LLP	(24)	(314)	463
Housing partnerships	(4)	(9)	(12)
	$9	$(292)	$499

Earnings (losses) recorded net of income tax:
Sempra South American Utilities:
Sodigas Pampeana and Sodigas Sur	$(1)	$(44)	$7
Chilquinta Energía(1)	12	33	23
Luz del Sur(1)	12	41	38
Sempra Mexico:
Gasoductos de Chihuahua	29	19	―
	$52	$49	$68
(1)	These investments were accounted for under the equity method until April 6, 2011, when they became consolidated entities upon our acquisition of additional ownership interests.

Our share of the undistributed earnings of equity method investments was $78 million and $570 million at December 31, 2011 and 2010, respectively. Our undistributed earnings decreased in 2011 due to our consolidation of Chilquinta Energía and Luz del Sur. The December 31, 2011 balance also does not include remaining distributions of $126 million associated with our investment in RBS Sempra Commodities, which we expect to receive from the partnership in 2012. However, minor amounts may be retained by the partnership beyond 2012 to help offset unanticipated future general and administrative costs necessary to complete the dissolution of the partnership.

Equity method goodwill related to our unconsolidated subsidiaries located in Mexico and in South America (prior to the acquisition of AEI's interests in Chilquinta Energía and Luz del Sur, as discussed in Note 3), is included in Other Investments on the Sempra Energy Consolidated Balance Sheets. These amounts, before foreign currency translation adjustments, were $64 million at December 31, 2011 and $317 million at December 31, 2010. Including foreign currency translation adjustments, these amounts were

  $64 million at December 31, 2011

  $333 million at December 31, 2010

We discuss our equity method investments below.

Sempra South American Utilities

As discussed in Note 3, on April 6, 2011, Sempra South American Utilities acquired from AEI its interests in Chilquinta Energía in Chile and Luz del Sur in Peru, and their subsidiaries. Prior to the acquisition, Sempra South American Utilities and AEI each owned 50 percent of Chilquinta Energía and approximately 38 percent of Luz del Sur. Chilquinta Energía and Luz del Sur are consolidated effective April 6, 2011 and are no longer recorded as equity method investments.

Sempra South American Utilities owns 43 percent of two Argentine natural gas utility holding companies, Sodigas Pampeana and Sodigas Sur. As a result of the devaluation of the Argentine peso at the end of 2001 and subsequent changes in the value of the peso, Sempra South American Utilities reduced the carrying value of its investment by a cumulative total of $270 million as of December 31, 2011. These noncash adjustments, based on fluctuations in the value of the Argentine peso, did not affect earnings, but were recorded in Comprehensive Income and Accumulated Other Comprehensive Income (Loss). The Argentine economic decline and government responses (including Argentina's unilateral, retroactive abrogation of utility agreements early in 2002) continue to adversely affect the operations of these Argentine utilities. In 2002, Sempra South American Utilities initiated arbitration proceedings at the International Center for the Settlement of Investment Disputes (ICSID) under the 1994 Bilateral Investment Treaty between the United States and Argentina for recovery of the diminution of the value of its investments that has resulted from Argentine governmental actions. In September 2007, the tribunal awarded us compensation of $172 million, which included interest up to the award date. In January 2008, Argentina filed an action at the ICSID seeking to annul the award. In June 2010, the Annulment Committee granted Argentina's petition for annulment of the award. This action did not impact our earnings, as we did not record the original award pending assurance of collectability. On November 3, 2010, Sempra South American Utilities resubmitted arbitration proceedings against Argentina before the ICSID on the same and similar grounds as the 2002 filing.

In a separate but related proceeding related to our political risk insurance policy, we negotiated a $48 million settlement that was collected in September 2010. The proceeds from the settlement are reported in Other Income, Net, on the Consolidated Statement of Operations for the year ended December 31, 2010.

In December 2006, we decided to sell our Argentine investments, and we continue to actively pursue their sale. We adjusted our investments to estimated fair value and recorded a noncash impairment charge to 2006 earnings of $221 million. In September 2010, we concluded that, although the ICSID claim had been annulled as discussed above, rate increases sought in Argentina would continue to be delayed. We believe this continued uncertainty has impacted the fair value of our net investment in the two Argentine companies, and recorded a noncash impairment charge of $24 million in the third quarter of 2010. The Sodigas Pampeana and Sodigas Sur fair value was significantly impacted by unobservable inputs (i.e., Level 3 inputs) as defined by the accounting guidance for fair value measurements, which we discuss in Note 11. The inputs included discount rates and estimated future cash flows. Such cash flows considered the value of those businesses with positive cash flows, the value of the non-operating assets, and the probability-weighted value of anticipated rate increases, considering both the timing and magnitude of such increases. In the fourth quarter of 2010, based on our continuing intention to sell the investments and recent comparable transactions in the Argentine energy market, we recorded an additional noncash impairment charge of $20 million. Also in the fourth quarter of 2010, we recorded an income tax benefit of $15 million related to the impairment charges. These pretax adjustments to fair value are reported in Equity Earnings, Net of Income Tax, while the related tax benefit is reported in Income Tax Expense on the Consolidated Statement of Operations for the year ended December 31, 2010.

Sempra Mexico

Sempra Mexico owns a 50-percent interest in Gasoductos de Chihuahua, a joint venture with PEMEX. The joint venture operates two natural gas pipelines and a propane system in northern Mexico. Sempra Mexico acquired its investment in Gasoductos de Chihuahua as part of the purchase of Mexican pipeline and natural gas infrastructure assets that we discuss in Note 3.

Sempra Renewables

Sempra Renewables accounts for its investments in all of the following projects using the equity method.

In December 2011, Sempra Renewables invested $146 million in a joint venture with BP Wind Energy, a wholly owned subsidiary of BP p.l.c., to develop the planned 419-MW Flat Ridge 2 Wind Farm project near Wichita, Kansas.

In December 2011, Sempra Renewables invested $88 million in a joint venture with BP Wind Energy to develop the planned 141-MW Mehoopany Wind Farm project near Wyoming County, Pennsylvania.

In October 2011, Sempra Renewables formed a joint venture with BP Wind Energy to develop the Auwahi Wind project in the southeastern region of Maui, a project that was previously wholly owned by Sempra Renewables.

In October 2010, Sempra Renewables invested $209 million to become an equal partner with BP Wind Energy to develop the 250-MW Cedar Creek 2 project near New Raymer, Colorado, which became operational in June 2011. Upon obtaining a construction loan in December 2010, the joint venture returned $96 million of Sempra Renewables' investment.

During 2009, Sempra Renewables invested $235 million to become an equal partner with BP Wind Energy to develop the 200-MW Fowler Ridge 2 project near Indianapolis, Indiana, which became operational in December 2009. In August 2010, Sempra Renewables received a $180 million return of capital from Fowler Ridge 2.

We discuss Cedar Creek 2 and Fowler Ridge 2 further in Note 5.

Sempra Natural Gas

Sempra Natural Gas owns a 25-percent interest in Rockies Express, a partnership that operates a natural gas pipeline, the Rockies Express Pipeline (REX), that links producing areas in the Rocky Mountain region to the upper Midwest and the eastern United States. Kinder Morgan Energy Partners, L.P. (KMP) and ConocoPhillips (Conoco) own the remaining interests of 50 percent and 25 percent, respectively. Our total investment in Rockies Express is accounted for as an equity method investment. We made investments in Rockies Express of $65 million in 2010 and $625 million in 2009.

The 550-MW Elk Hills Power (Elk Hills) plant located near Bakersfield, California began commercial operations in July 2003. On December 31, 2010, Sempra Natural Gas sold its 50-percent interest to Occidental Petroleum Corporation, Inc. for a cash purchase price plus year-end cash distribution totaling $179 million. In connection with the sale, Sempra Natural Gas recorded a $10 million pretax loss that is included in Equity Earnings (Losses), Before Income Tax — Other on the Consolidated Statement of Operations for the year ended December 31, 2010.

RBS Sempra Commodities

RBS Sempra Commodities is a United Kingdom limited liability partnership formed by Sempra Energy and RBS in 2008 to own and operate the commodities-marketing businesses previously operated through wholly owned subsidiaries of Sempra Energy. We account for our investment in RBS Sempra Commodities under the equity method. Our share of partnership earnings is reported in the Parent and Other business unit. Prior to September 1, 2010, subject to certain limited exceptions, partnership pretax income was allocated each year as follows:

  First, we received a preferred 15-percent return on our adjusted equity capital.
  Next, RBS received a preferred 15-percent return on any capital in excess of capital attributable to us that was required by the U.K. Financial Services Authority to be maintained by RBS in respect of the operations of the partnership.
  Next, we received 70 percent of the next $500 million in pretax income; RBS received the remaining 30 percent.
  Then, we received 30 percent and RBS received 70 percent of any remaining pretax income.

  Any losses of the partnership were shared equally between us and RBS.

Subsequent to September 1, 2010, partnership pretax income or loss is allocated equally between us and RBS.

Pretax equity earnings (losses) from RBS Sempra Commodities were $(24) million, $(314) million, and $463 million for the years ended December 31, 2011, 2010 and 2009, respectively. The partnership income that is distributable to us on an annual basis is computed on the partnership's basis of accounting, IFRS, as adopted by the European Union. For the year ended December 31, 2011, our share of net loss on an IFRS basis was $30 million. For the years ended December 31, 2010, and 2009 our share of distributable income, on an IFRS basis, was $53 million and $300 million, respectively. Included in our pretax equity losses are impairment charges of $16 million in 2011 and $305 million in 2010. These impairments resulted from adjustments to the carrying value of our investment in the partnership at certain reporting dates. We recorded the $305 million charge ($139 million after-tax) to reduce the investment in the partnership in the third quarter of 2010, as projected cash distributions from RBS Sempra Commodities, including proceeds from the sale of the partnership's businesses and net of expected transition costs, were not expected to fully recover the goodwill included in the carrying value of our investment in the partnership. We recorded a pretax noncash charge of $16 million ($10 million after-tax) in the third quarter of 2011 to further reduce our investment, primarily to reflect additional amounts incurred to conclude the sales of the partnership's businesses. These charges are included in Equity Earnings (Losses), Before Income Tax — RBS Sempra Commodities LLP, on our Consolidated Statements of Operations. In 2011 and 2010, the fair value of our investment in RBS Sempra Commodities was significantly impacted by unobservable inputs (i.e. Level 3 inputs) as defined by the accounting guidance for fair value measurements, which we discuss in Note 11. The inputs included estimated future cash distributions expected from the partnership, excluding the impact of costs anticipated for transactions that had not closed at the time of fair value measurement. The investment balance of $126 million at December 31, 2011 reflects remaining distributions expected to be received from the partnership in 2012, although minor amounts may be retained by the partnership beyond 2012 to help offset unanticipated future general and administrative costs necessary to complete the dissolution of the partnership.

In November 2009, our partner in the joint venture, RBS, announced its intention to divest its interest in RBS Sempra Commodities in connection with a directive from the European Commission to dispose of certain assets. In February 2010, Sempra Energy, RBS and the partnership entered into an agreement with J.P. Morgan Ventures Energy Corporation (J.P. Morgan Ventures), a unit of J.P. Morgan Chase & Co. (JP Morgan), for J.P. Morgan Ventures to purchase the global metals and oil businesses and the European natural gas and power business from the joint venture. This transaction was completed on July 1, 2010, and we received our share of the proceeds in the third quarter of 2010. The purchase price was $1.6 billion, and our share of the proceeds was approximately $1 billion, including distributions of 2009 partnership income attributable to the businesses sold, which were $134 million of the $198 million in distributions we received in April 2010 discussed below.

This sale to J.P. Morgan Ventures did not include RBS Sempra Commodities' North American power and natural gas trading businesses and its retail energy solutions business. In September 2010, Noble Group Ltd. (Noble Group) agreed to acquire the U.S. retail commodity marketing business of the RBS Sempra Commodities joint venture for $318 million in cash, plus assumption of all debt, and the transaction closed on November 1, 2010. In October 2010, J.P. Morgan Ventures agreed to purchase most of the remaining assets of RBS Sempra Commodities. The assets sold included the joint venture's wholesale natural gas and power trading agreements, as well as over-the-counter and exchange-traded transactions, with counterparties across North America. This transaction closed on December 1, 2010 and essentially completed the divestiture of the joint venture's principal businesses and assets. In February 2011, the partnership's remaining trading systems and certain residual assets were sold to Société Générale. Distributions in 2010 related to the completed sales transactions were $849 million.

On April 15, 2011, we and RBS entered into a letter agreement (Letter Agreement) which amended certain provisions of the agreements that formed RBS Sempra Commodities. The Letter Agreement addresses the wind-down of the partnership and the distribution of the partnership's remaining assets. In accordance with the Letter Agreement, we received distributions of $623 million in 2011. These distributions included sales proceeds and our portion of 2010 distributable income totaling $651 million, less amounts to settle certain liabilities that we owed to RBS of $28 million. We received cash distributions of earnings from the partnership of $198 million and $407 million in 2010 and 2009, respectively. The Letter Agreement affirms that RBS Sempra Commodities will consider additional distributions of capital after taking into account various factors including available cash, the need for prudent reserves, potential payouts to the purchasers of the partnership's businesses, and any accrued or projected future operating losses or other wind-down expenses of the partnership. At December 31, 2011, the transfer of trading accounts to the buyers of the businesses, including J.P. Morgan Ventures, is essentially complete, including the collection of accounts receivable and trading margin, as applicable. Accordingly, cash availability is not significantly impacted by remaining trading accounts. Under the Letter Agreement, future distributions will generally be made 51 percent to RBS, and 49 percent to us. The Letter Agreement also allows RBS Sempra Commodities to make capital calls to us, subject to certain limits, if necessary to support the remaining operations, for other liabilities or for other payments owed in connection with the sales transactions (subject to additional limitations). We do not anticipate any such capital calls.

In connection with the Letter Agreement described above, we also released RBS from its indemnification obligations with respect to the items for which JP Morgan has agreed to indemnify us.

The following table shows summarized financial information for RBS Sempra Commodities (on a GAAP basis):

RBS SEMPRA COMMODITIES SUMMARIZED FINANCIAL INFORMATION
(Dollars in millions)
	Years ended December 31,
	2011	2010	2009
Gross revenues and fee income	$59	$1,028	$2,179
Gross profit	8	553	1,461
Partnership net (loss) income	(14)	(169)	639

	At December 31,
	2011	2010
Current assets	$389	$4,522
Noncurrent assets	2	27
Current liabilities	152	2,898
Members’ capital	239	1,651

Sempra Financial

Prior to June 2006, Sempra Financial (a former Sempra Energy business unit) invested as a limited partner in affordable-housing properties. Sempra Financial's portfolio included 1,300 properties throughout the United States that provided income tax benefits (primarily from income tax credits). In June 2006, Sempra Financial effectively sold the majority of its interests in affordable-housing projects to an unrelated party subject to certain guarantees. Because of the guarantees, the transaction was recorded as a financing transaction rather than as a sale, and we continue to consolidate the investments in the housing partnerships. The transaction almost completely eliminated the income tax benefits from the investments.

Other Equity Method Information

We present aggregated information below for:

  Chilquinta Energía (prior to acquisition in April 2011)
  Luz del Sur (prior to acquisition in April 2011)
  Sodigas Pampeana and Sodigas Sur
  Gasoductos de Chihuahua
  Auwahi Wind
  Cedar Creek 2
  Fowler Ridge 2
  Flat Ridge 2 Wind Farm
  Mehoopany Wind Farm
  Rockies Express
  Elk Hills Power (through December 31, 2010)

  Sempra Energy's housing partnerships (accounted for under the equity method)

OTHER EQUITY METHOD INFORMATION
(Dollars in millions)
	Years ended December 31,
	2011	2010	2009
Gross revenues	$798	$1,829	$1,433
Gross profit	391	728	529
Income from operations	189	332	224
Gain on sale of assets	4	2	1
Net income	155	256	192

		At December 31,
		2011	2010
Current assets		$506	$1,372
Noncurrent assets		2,750	4,264
Current liabilities		234	503
Noncurrent liabilities		750	1,458